Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   June, 2000
           Series 2000-06, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                 8.344697
                                                      -------------------------
     Weighted average maturity                                          354.83
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
          Principal Per      Prepayments Per Interest Per
   Class   Certificate         Certificate    Certificate     Payout Rate
   -----   -----------         -----------    -----------     -----------
     PO   $   1.98549732     $  1.21763873  $    0.00000000   %0.00000000
     A1   $  17.98554266     $ 17.02569855  $    6.66666667   %8.00000000
     A2   $   0.00000000     $  0.00000000  $    6.66666667   %8.00000000
     A3   $   0.00000000     $  0.00000000  $    6.66666629   %7.99999954
     A4   $   0.00000000     $  0.00000000  $    6.66666690   %8.00000028
     S    $   0.00000000     $  0.00000000  $    0.29920305   %0.35904366
     M    $   0.64506759     $  0.00000000  $    6.66666551   %7.99999861
     B1   $   0.64506934     $  0.00000000  $    6.66666410   %7.99999692
     B2   $   0.64506241     $  0.00000000  $    6.66667129   %8.00000555
     B3   $   0.64506066     $  0.00000000  $    6.66667244   %8.00000693
     B4   $   0.64505190     $  0.00000000  $    6.66667820   %8.00001384
     B5   $   0.64507357     $  0.00000000  $    6.66667461   %8.00000953
     R    $1000.00000000     $946.60000000  $    6.70000000   %8.04000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
       1.
                          Accrual Amount
     Class
     N/A               $      N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       12,552.05
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  142,603,316.29
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                462
                                                                 --------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            2,383,720.16  $    2,378,987.29  $           998.01  GEC0006PO
A1   $           91,218,000.00  $   89,577,394.77  $           982.01  36157NHK3
A2   $           21,306,000.00  $   21,306,000.00  $         1,000.00  36157NHL1
A3   $            8,789,000.00  $    8,789,000.00  $         1,000.00  36157NHM9
A4   $           14,425,000.00  $   14,425,000.00  $         1,000.00  36157NHN7
S    $           96,263,591.98  $   95,300,896.40  $           990.00  GEC00006S
M    $            2,885,000.00  $    2,883,138.98  $           999.35  36157NHS6
B1   $            1,298,000.00  $    1,297,162.70  $           999.35  36157NHQ0
B2   $              721,000.00  $      720,534.91  $           999.35  36157NHR8
B3   $              577,000.00  $      576,627.80  $           999.35  36157NHG2
B4   $              289,000.00  $      288,813.58  $           999.35  36157NHH0
B5   $              360,889.07  $      360,656.27  $           999.35  36157NHJ6
R    $                  100.00  $            0.00  $             0.00  36157NHP2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number              6        Principal Balance   $    2,044,657.22
                                 --------                          -------------
        2.   60-89 days
             Number              0        Principal Balance   $            0.00
                                 --------                          -------------
        3.   90 days or more
             Number              0        Principal Balance   $            0.00
                                 --------                          -------------
        4.   In Foreclosure
             Number              0        Principal Balance   $            0.00
                                 --------                          -------------
        5.   Real Estate Owned
             Number              0        Principal Balance   $            0.00
                                 --------                          -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $  144,252,709.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $    5,825,655.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $  144,252,709.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.